UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                                 February 27, 2004
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                Date of Report (Date of earliest event reported)


                            DIXON TICONDEROGA COMPANY
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


 DELAWARE                        1-8689                          23-0973760
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(State of                   (Commission File                (IRS Employer I.D.
Incorporation)                  Number)                           Number)



                            195 INTERNATIONAL PARKWAY
                             HEATHROW, FLORIDA 32746
                           ---------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (407) 829-9000
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.
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     On February 27, 2004, the Company issued a press release,  attached  hereto as Exhibit 99-1, addressing the Company's execution of the Second Amendment to the Exclusivity Agreement with Jarden Croporation, which is attached hereto as
Exhibit 99-2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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            (a) Not Applicable.

            (b) Not Applicable.

            (c) Exhibits

                     99-1 Press Release dated February 27, 2004

                     99-2  Second  Amendment  to  Exclusivity   Agreement  dated
                     February 27, 2004


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                            DIXON TICONDEROGA COMPANY


                             Dated:     February 27, 2004
                                        -------------------------------

                             By:        /s/  Richard A. Asta
                                        -------------------------------
                                        Richard A. Asta
                                        Executive Vice President of Finance and
                                        Chief Financial Officer